Exhibit 21

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

Name	Type of Entity	Jurisdiction
ARCO Chemical Properties, L.P.	limited partnership	Delaware
ARCO Chemical Technology, Inc.	holding corporation	Delaware
ARCO Chemical Technology, L.P.	limited partnership	Delaware
ARCO Chemical Technology Management, Inc.	holding corporation	Delaware
Equistar Chemicals, LP	limited partnership	Delaware
Eurogen C.V.	limited partnership	Netherlands
Lyondell Asia Pacific, Ltd.	corporation	Delaware
Lyondell Bayer Manufacturing Maasvlakte VOF	general partnership	Netherlands
Lyondell Bayport, LLC	limited liability	Delaware
Lyondell Centennial Corp.	corporation	Delaware
Lyondell Chemical Central Europe Ges.m.b.H.	corporation	Austria
Lyondell Chemical Delaware Company	holding corporation	Delaware
Lyondell Chemical (Deutschland) GmbH	corporation	Germany
Lyondell Chemical Espana Co.	corporation	Delaware
Lyondell Chemical Europe, Inc.	corporation	Delaware
Lyondell Chemical Holding Company	corporation	Delaware
Lyondell Chemical International Company	corporation	Delaware
Lyondell Chemical Italia S.r.L.	corporation	Italy
Lyondell Chemical Overseas Services, Inc.	corporation	Delaware
Lyondell Chemical Pan America, Inc.	corporation	Delaware
Lyondell Chemical Products Europe, Inc.	corporation	Delaware
Lyondell Chemical Wilmington, Inc.	corporation	Delaware
Lyondell Chemie International B.V.	corporation	Netherlands
Lyondell Chemie Investment Nederland B.V.	corporation	Netherlands
Lyondell Chemie Nederland B.V.	corporation	Netherlands
Lyondell Chemical Nederland, Ltd.	corporation	Delaware
Lyondell Chemie (PO11) B.V.	corporation	Netherlands
Lyondell Chemie (POSM) B.V.	corporation	Netherlands
Lyondell Chemie Technologie Nederland B.V.	corporation	Netherlands
Lyondell Chemie Utilities B.V.	corporation	Netherlands
Lyondell Chimie France Corporation	corporation	Delaware
Lyondell Chimie France SNC	partnership	France
Lyondell Chimie TDI SCA	corporation	France
LYONDELL-CITGO Refining LP	limited partnership	Delaware
Lyondell-DNT Limited Partnership	limited partnership	Delaware
Lyondell Funding II, LLC	limited liability	Delaware
Lyondell France, Inc.	corporation	Delaware
Lyondell General Methanol Company	corporation	Delaware
Lyondell Greater China, Ltd.	corporation	Delaware
Lyondell Intermediate Holding Company	corporation	Delaware
Lyondell Investigations, LLC	limited liability	Delaware
Lyondell Japan, Inc.	corporation	Japan
Lyondell Limited Methanol Company	corporation	Delaware
Lyondell (Pelican) Petrochemical L.P.1, Inc.	corporation	Delaware
Lyondell (Pelican) Petrochemical L.P.2, Inc.	corporation	Delaware
Lyondell LP4 Inc.	corporation	Delaware
Lyondell Petrochemical L.P. Inc.	corporation	Delaware
Lyondell PO11 C.V.	limited partnership	Netherlands

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(Continued)

Name	Type of Entity	Jurisdiction
Lyondell POJVLP1, LLC	limited liability	Delaware
Lyondell POJVLP2, LLC	limited liability	Delaware
Lyondell POJVLP3, LLC	limited liability	Delaware
Lyondell POJVGP, LLC	limited liability	Delaware
Lyondell POTechLP, Inc.	holding corporation	Delaware
Lyondell POTechGP, Inc.	holding corporation	Delaware
Lyondell Quimica do Brasil, Ltda.	corporation	Brazil
Lyondell Refining GP, LLC	limited liability	Delaware
Lyondell Refining LP, LLC	limited liability	Delaware
Lyondell Refining Partners, LP	limited partnership	Delaware
Lyondell Refining Company	holding corporation	Delaware
Lyondell LP3 GP, LLC	limited liability	Delaware
Lyondell LP3 Partners, LP	limited partnership	Delaware
Lyondell POJV Partner 1 GP, LLC	limited liability	Delaware
Lyondell POJV Partners 1, LP	limited partnership	Delaware
Lyondell POJV Partner 2 GP, LLC	limited liability	Delaware
Lyondell POJV Partners 2, LP	limited partnership	Delaware
Lyondell POJV Partner 3 GP, LLC	limited liability	Delaware
Lyondell POJV Partners 3, LP	limited partnership	Delaware
Lyondell South Asia PTE Ltd.	corporation	Singapore
Lyondell Thailand, Ltd.	corporation	Delaware
Nihon Oxirane Co., Ltd.	corporation	Japan
POSM Delaware, Inc.	holding corporation	Delaware
PO Offtake, LP	limited partnership	Delaware
PO JV, LP	limited partnership	Delaware
POSM II Limited Partnership, L.P.	limited partnership	Delaware
POSM II Properties Partnership, L.P.	limited partnership	Delaware
Steamelec B.V.	limited liability	Netherlands
Technology JV, LP	limited partnership	Delaware
Lyondell-Equistar Holdings Partners	joint-venture	Delaware
Novolen Technology Holdings C.V.	partnership	Netherlands
Equistar Mont Belvieu Corporation	corporation	Delaware
Equistar Polyproylene, LLC	limited liability	Delaware
Equistar Funding Corporation	corporation	Delaware
Equistar Chemicals de Mexico, Inc.	corporation	Delaware
PD Glycol	corporation	Texas
Equistar Transportation Company, LLC	limited liability	Delaware
Quantum Pipeline Company	corporation	Illinois
Equistar Bayport, LLC	limited liability	Delaware
Equistar Receivables, LLC	limited liability	Delaware
Equistar Receivables II, LLC	limited liability	Delaware
Equistar Olefins Offtake, LP	limited partnership	Delaware
Equistar Olefins Offtake G.P., LLC	limited liability	Delaware
Equistar Olefins G.P., LLC	limited liability	Delaware
Olefins JV, LP	limited partnership	Delaware
Millennium Chemicals Inc.	corporation	Delaware
Ashco, Inc.	corporation	Ohio
DR Insurance Company	corporation	Kentucky

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(Continued)

Name	Type of Entity	Jurisdiction
Glidco Inc.	corporation	Delaware
H.W. Loud Co.	corporation	California
LaPorte Methanol Company, L.P.	limited partnership	Delaware
MHC Inc.	corporation	Delaware
Millennium America Holdings Inc.	holding corporation	Delaware
Millennium America Inc.	corporation	Delaware
Millennium DNC Partners	partnership	Delaware
Millennium Holdings, LLC	limited liability	Delaware
Millennium Inorganic Chemicals Inc.	corporation	Delaware
Millennium Methanol GP Inc.	corporation	Delaware
Millennium Methanol LP Inc.	corporation	Delaware
Millennium Optyxx I LLC	limited liability	Delaware
Millennium Optyxx II LLC	limited liability	Delaware
Millennium Petrochemicals GP LLC	limited liability	Delaware
Millennium Petrochemicals Inc.	corporation	Virginia
Millennium Petrochemicals LP LLC	limited liability	Delaware
Millennium Pigments Inc.	corporation	Delaware
Millennium Specialty Chemicals Inc.	corporation	Delaware
Millennium US Op Co, LLC	limited liability	Delaware
Millennium Worldwide Holdings I Inc.	corporation	Delaware
Millennium Worldwide Holdings II Inc.	corporation	Delaware
National Distillers and Chemical Corporation	corporation	Delaware
NDCC International II Inc.	corporation	Delaware
Optyxx LLC	limited liability	Delaware
Quantum Acceptance Corporation	corporation	Delaware
Quantum Chemical Corporation	corporation	Delaware
SCM Chemicals Inc.	corporation	Delaware
Suburban Propane GP, Inc.	corporation	Delaware
Anatase Limited	corporation	England
CUE Insurance Limited	corporation	Bermuda
FCC Millennium Titrisation	corporation	France
KIC Ltd.	corporation	Bermuda
MIC Finance	corporation	Australia
Millennium Australind Ltd.	private limited	United Kingdom
Millennium Bunbury Pty. Ltd.	proprietary limited	Australia
Millennium Chemicals Export Ltd.	corporation	Barbados
Millennium Chemicals LeHavre SAS	corporation	France
Millennium Chemicals Thann SAS	corporation	France
Millennium Chemicals UK Holdings Limited	private limited	United Kingdom
Millennium Grimsby Ltd.	private limited	United Kingdom
Millennium HMR Ltd.	corporation	Bermuda
Millennium Holdings Brasil Ltda.	corporation	Brazil
Millennium ICP	limited partnership	United Kingdom
Millennium Inorganic Chemicals (Bermuda) Limited	exempt company	Bermuda
Millennium Inorganic Chemicals do Brasil S.A.S.	public holding	Brazil
Millennium Inorganic Chemicals Europe SPRL	limited liability	Belgium
Millennium Inorganic Chemicals (Korea) Limited	corporation	Korea
Millennium Inorganic Chemicals Limited	private limited	United Kingdom
Millennium Inorganic Chemicals Ltd.	limited corporation	Australia
Millennium Inorganic Chemicals S.A.S.	corporation	France
Millennium Inorganic Chemicals Srl	limited liability	Italy

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(Continued)

Name	Type of Entity	Jurisdiction
Millennium JCM Ltd.	exempt company	Bermuda
Millennium Lincolnshire Limited	corporation	United Kingdom
Millennium Overseas Holdings Limited	private limited	United Kingdom
Millennium Performance Chemicals (Advanced Ceramics) Pty. Ltd.	proprietary limited	Australia
Millennium Petrochemical Corporation Limited	private limited	United Kingdom
Millennium Petrochemicals Europe B.V.	private limited	The Netherlands
Millennium RB Partners, L.P.	limited partnership	Bermuda
Millennium Stallingborough Ltd.	private limited	United Kingdom
Millennium Thann Limited	private limited	United Kingdom
Millenium Vision G.P.	partnership	Australia
Millennium Worldwide Holdings III Inc.	partnership	Australia
Pemmer Finance	limited partnership	United Kingdom
Rutile Holdings Limited	private limited	England
SCM Chemicals (Nominees) Pty. Ltd.	proprietary limited	Australia
SCM Chemicals (Nominees 2) Pty. Ltd.	proprietary limited	Australia
SCMC B.V.	private limited	The Netherlands
SCM Europe S.A.	corporation	Belgium
Shanghai Millennium Chemicals Trading Ltd.	corporation	China
Sinclair Insurance Company Ltd.	corporation	Bermuda
Smith Corona Marchant Finance A.G.	corporation	Switzerland
Societe Immobiliere de la Cote	corporation	France
Thann Chimie SNC	corporation	France
U.S. Industries Worldwide Corporation	corporation	Panama